UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2011

Li3 Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-127703	20-3061907
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

Av. Pardo y Aliaga 699
Of. 802
San Isidro, Lima, Peru
(Address of principal executive offices, including zip code)

(51) 1-212-1880
(Registrant’s telephone number, including area code)

Copy to:
Adam S. Gottbetter, Esq.
Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY  10022
Phone:  (212) 400-6900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report and its exhibits contain “forward-looking statements.” All statements other than statements of historical facts included in this report and its exhibits, including without limitation, statements regarding our financial position, estimated working capital, business strategy, the plans and objectives of our management for future operations and those statements preceded by, followed by or that otherwise include the words “believe,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “target,” “goal,” “plans,” “objective,” “should,” or similar expressions or variations on such expressions are forward-looking statements. We can give no assurances that the assumptions upon which the forward-looking statements are based will prove to be correct. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including, but not limited to: our ability to raise additional capital on acceptable terms; the results of our evaluation processes with prospective strategic allies and the parties’ determinations whether to pursue any transaction contemplated by our memoranda of understanding; our ability to finance the exploration and development of the Maricunga Project; our ability to identify other appropriate corporate acquisition and/or joint venture opportunities in the minerals mining sector and to establish the technical and managerial infrastructure, and to raise the required capital, to take advantage of, and successfully participate in such opportunities; future economic conditions; political stability; and lithium prices.  For further information about the risks we face, see “Risk Factors” in Part I, Item 1A of Amendment No. 1 to our Annual Report on Form 10-K/A, filed with the Securities and Exchange Commission on November 5, 2010.

Except as otherwise required by the federal securities laws, we disclaim any obligations or undertaking to publicly release any updates or revisions to any forward-looking statement contained in this Report to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 1.01	Entry into a Material Definitive Agreement

On June 27, 2011, as compensation for services rendered to us, our Board of Directors approved the grant to our Chief Executive Officer, Luis F. Saenz, of an award of restricted stock units of our common stock (the “RSU”) under our 2009 Equity Incentive Plan, with respect to 700,000 shares of common stock, which RSU will vest in three equal installments on each of January 15, 2012, January 15, 2013 and January 15, 2014.

On June 27, 2011, pursuant to the Employment Services Agreement, dated as of August 11, 2010, as amended, with MIZ Comercializadora, S. de R.L. (“MIZ”) relating to the services of R. Thomas Currin, Jr. as our Chief Operating Officer, our Board of Directors approved a payment to MIZ of a cash bonus equal to $100,000, payable within ten (10) days after we file with the Securities and Exchange Commission our Annual Report on Form 10-K for the year ended June 30, 2011.

As previously disclosed, on May 6, 2011, we entered into a Memorandum of Understanding with POSCO (the “POSCO MOU”), pursuant to which the two companies will explore and evaluate a joint business opportunity, including but not limited to the evaluation of establishing a pilot plant in Korea and/or in Chile and, if successful, a commercial plant, with POSCO investing capital and securing rights to purchase production.  Pursuant to the POSCO MOU, we had granted to POSCO (or any affiliate POSCO may designate) an option (the “POSCO Option”) exercisable until June 30, 2011, to purchase for $0.27 per unit, up to $25 million dollars of units of our restricted securities, with each unit consisting of one share of common stock and a three-year warrant to purchase one-half of one share of common stock for $0.40 per whole share.

On June 30, 2011, we entered into a letter agreement with POSCO to extend the term of the POSCO MOU.  As extended, the POSCO Option is now exercisable until August 31, 2011.

Item 3.02	Unregistered Sales of Equity Securities

The information under Item 1.01, regarding our grant of the RSU to Mr. Saenz, is incorporated into this Item 3.02 by reference. Our issuance of the RSU to Mr. Saenz is, and any issuance of our common stock pursuant to such RSU will be, exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof as a transaction not involving a public offering.  The certificates evidencing any shares of common stock issued pursuant to the RSU will bear a legend regarding their status as restricted securities and limitations on transfer thereof.

On June 27, 2011, we issued 120,000 shares of common stock to an investor relations firm in lieu of $30,000 payable under an Investor Relations Agreement with such firm, dated January 15, 2010, as amended. The issuance of these shares is exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof and Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering. The certificate evidencing these shares bears a legend regarding their status as restricted securities and limitations on transfer thereof.

On June 27, 2011, in exchange for consulting and advisory services provided to the Corporation, we issued to a consultant warrants to purchase an aggregate of 800,000 shares of our common stock, exercisable until April 6, 2014, at an exercisable price of $0.40 per share. The issuance of these warrants is, and the issuance of shares of common stock upon any exercise thereof will be, exempt from the registration requirements of the Securities Act by virtue of Section 4(2) thereof and Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering. The warrant and any certificates evidencing such shares will bear a legend regarding their status as restricted securities and limitations on transfer thereof.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 27, 2011, our Board of Directors increased the number of directors constituting the Board of Directors to six and elected Harvey McKenzie to fill the vacancy on our Board of Directors created thereby.  Mr. McKenzie was elected to serve until the next annual meeting of shareholders or until his successor is duly elected and qualified or his earlier death, resignation or removal.

Mr. McKenzie is a Chartered Accountant and has been the CFO and corporate secretary of Anconia Resources Corp. (TSXV: ARA.V) since June 2011 and Eurotin Inc. (TSXV: TIN.V ) since May 2011 and the CFO and a director of Manor Global Inc., a capital pool company, since February 2005. Prior thereto, Mr. McKenzie served as the CFO of several Canadian publicly listed exploration, development and producing mining companies, including Sino Vanadium Inc. from May 2010 to March 2011, Iberian Minerals Corp. from July 2007 to July 2009, Carlisle Goldfields Limited from September 2006 to July 2007, and Asian Mineral Resources Limited from July 2006 to January 2008. From August 2005 to July 2007, he was the CFO and a director of Card One Plus, Ltd., an electronic payment solutions company. He has also served as a consultant for several private companies and on the boards of several junior Canadian natural resource companies for over a decade. Prior thereto, he was in the financial services sector from 1987 to 1995; and from 1983 to 1987 he served as Director of Information Services of Ernst & Young, Chartered Accountants, in Toronto. From 1977 to 1983, he provided management and controllership functions for various financial institutions. From 1970 to 1977, he served as an Auditor for PricewaterhouseCoopers, Chartered Accountants. Mr. McKenzie obtained his Diploma in Alternate Dispute Resolution from the University of Toronto in 2001. He obtained his C.A. from the Institute of Chartered Accountants of Ontario in 1973 and his B.Sc. (Hons.) in Mathematics from the University of Toronto in 1970.

Item 8.01	Other Events

On June 29, 2011, we issued a press release relating to our execution of an exploratory Memorandum of Understanding with R3 Fusion Inc. of Troy, New York. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of that press release.

The information in this Item 8.01 and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as may be expressly set forth by specific reference.

Item 9.01	Exhibits

The following exhibit is furnished with this Report.

Exhibit	Description

99.1	Press Release dated June 29, 2011

[Signature page follows.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Li3 Energy, Inc.

Dated: July 1, 2011	By:	/s/ Luis Saenz
Name: Luis Saenz
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated June 29, 2011